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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported) January 23, 2002
                                                         ----------------

                          BERKSHIRE HILLS BANCORP, INC.
                          -----------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       1-15781                 04-3510455
      --------                      ---------                ----------
(State or other Jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)            Identification No.)

                24 North Street, Pittsfield, Massachusetts 01201
                ------------------------------------------------
                    (Address of principal executive offices)

                                 (413) 443-5601
                                 ---------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)






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ITEM 5.  OTHER EVENTS.
         ------------

      On January 23, 2002, Berkshire Hills Bancorp, Inc. (the "Company") issued a press release which reported earnings for the three and twelve months ended December 31, 2001 and announced that the 2002 annual meeting of stockholders will be held on May 2, 2002.

      The press release reporting earnings and announcing the date of the annual meeting is attached as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND OTHER EXHIBITS.
         ---------------------------------------

      Exhibit 99.1   Press Release dated January 23, 2002.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         BERKSHIRE HILLS BANCORP, INC.


Dated: January 24, 2002             By:  /s/ James A. Cunningham, Jr.
                                         --------------------------------------
                                         James A. Cunningham, Jr.
                                         President and Chief Executive Officer








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